UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2003

Homestore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant

     Effective September 29, 2003, the Audit Committee of the Board of Directors of Homestore, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s accountants and engaged Ernst & Young LLP (“E&Y”) to serve as the Company’s accountants for the year ending December 31, 2003.

     PwC’s reports on the financial statements of the Company for the two most recent fiscal years ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company’s two most recent fiscal years ended December 31, 2002 and the subsequent interim period through September 29, 2003, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years.

     During the Company’s two most recent fiscal years, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, except that in connection with their audit of the Company’s consolidated financial statements for the year ended December 31, 2001, PwC advised management and discussed with the Audit Committee of the Board of Directors that i) a material weakness existed in the operation of internal controls caused by a concerted effort by former senior management, assisted by third parties, to subvert the internal control structure in its entirety (which resulted in a restatement of previously issued quarterly financial information for the first three quarters of 2001) and ii) a weakness, characterized as a “reportable condition,” as such term is defined by professional auditing standards, existed concerning three operating units which did not have appropriate operating controls around the revenue and accounts receivable cycle. In response to being advised of these matters, management and the Board of the Directors of the Company took remedial actions that they believed to be appropriate. After taking these actions, PwC did not advise the Company of any material weaknesses or reportable conditions in connection with PwC’s audit of the Company’s financial statements for the year ended December 31, 2002.

     The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 6, 2003, is filed as Exhibit 16.1 to this Form 8-K.

     During the Company’s two most recent years ended December 31, 2002 and the subsequent interim period through September 29, 2003, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Exhibits.

     (c)  Exhibits:

               16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 6, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.

Date: October 6, 2003	By:	/s/ LEWIS R. BELOTE, III

Lewis R. Belote, III Chief Financial Officer

EXHIBIT INDEX

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 6, 2003.